Irwin Home Equity Trust
Asset Backed Certificates
Record Date:           06/30/1999
Distribution Date:     07/15/1999

IRWIN Series: 1999-2

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 846-8130
         Fax:       (301) 846-8152


                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregateg
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.08750%   $ 52,451,651.95    $ 222,373.15  $   958,513.88   $ 1,180,887.03    $ 51,493,138.07
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.16750%     17,121,284.54       73,728.53      472,482.82       546,211.35      16,648,801.72
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          2,197,578.61            0.00            0.00             0.00       2,625,460.86
Totals                  $ 179,070,515.10    $ 907,927.51  $ 1,430,996.70   $ 2,338,924.21   $ 178,067,400.65
LIBOR                                           4.98750%
Actual Number of Inerest Accrual Days:                30

                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate
Class        Note              Distribution     Distribution      Distribution          Total
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 17.9161472      $  4.1565075      $ 22.0726547     $    962.4885621
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     27.1541851         4.2372719        31.3914570          956.8276850
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
Total     $178,200,000.00


                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $   599,761.04    $ 356,357.99    $   956,119.03
  High LTV Mortgage Loans                   400,518.48      223,288.99        623,807.47
  Home Equity Mortgage Loans                193,244.46      134,724.76        327,969.22
  30 Year Maturity Mortgage Loans             5,998.10       (1,655.76)         4,342.34
Interest Collections                      1,170,547.93      340,494.23      1,511,042.16
  High LTV Mortgage Loans                   759,909.10      218,655.57        978,564.67
  Home Equity Mortgage Loans                329,024.64       97,124.58        426,149.22
  30 Year Maturity Mortgage Loans            81,614.19       24,714.08        106,328.27
Collections                               1,770,308.97      696,852.22      2,467,161.19
  High LTV Mortgage Loans                 1,160,427.58      441,944.56      1,602,372.14
  Home Equity Mortgage Loans                522,269.10      231,849.34        754,118.44
  30 Year Maturity Mortgage Loans            87,612.29       23,058.32        110,670.61
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 1,561.17        1,917.71          3,478.88
Periodic Advance                             46,085.37       15,968.67         62,054.04
  less Servicing Fees                        70,146.55       19,782.69         89,929.24
  less Periodic Advance Repayment            53,420.86       12,951.09         66,371.95
Amount to be Transferred to the
 Trustee Collection Amount                1,694,388.10      682,004.82      2,376,392.92


FEE SUMMARY
Premium for the Policy                       28,656.59        8,191.93         36,848.53
Indenture Trustee Fee                           483.64          136.53            620.18

Excess Spread                               311,757.42      116,124.83        427,882.25

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    1,707,584.94      489,993.67      2,197,578.61
Beginning Overcollat. Deficiency Amount   8,092,415.06    2,310,006.33     10,402,421.39
Additional Principal Distribution Amount    311,757.42      116,124.83        427,882.25
Ending Overcollateralization Amount       2,019,342.36      606,118.50      2,625,460.86
Ending Overcollat. Deficiency Amount      7,780,657.64    2,193,881.50      9,974,539.14

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount               958,513.88      472,482.82      1,430,996.70
  Base Principal Distribution Amount        646,756.46      356,357.99      1,003,114.45
  Additional Principal Distribution Amt     311,757.42      116,124.83        427,882.25


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               706,733.98      201,193.53        907,927.51
Note Principal                              958,513.88      427,482.82      1,430,996.70

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      46,995.42            0.00         46,995.42
  High LTV Mortgage Loans                    46,995.42            0.00         46,995.42
  Home Equity Mortgage Loans                      0.00            0.00              0.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  116,074,563.53     32,768,212.16    148,842,775.69
  High LTV Mortgage Loans                70,558,896.90     19,459,084.05     90,017,980.95
  Home Equity Mortgage Loans             33,995,428.46      9,961,399.64     43,956,828.10
  30 Year Maturity Mortgage Loans        11,520,238.17      3,347,728.47     14,867,966.64
Ending Pool Balance                     115,427,807.07     32,411,854.17    147,839,661.24
  High LTV Mortgage Loans                70,136,383.00     19,235,795.06     89,372,178.06
  Home Equity Mortgage Loans             33,802,184.00      9,826,674.88     43,628,858.88
  30 Year Maturity Mortgage Loans        11,489,240.07      3,349,384.23     14,838,624.30
Beginning # of Mortgage Loans                    3,091               638             3,729
  High LTV Mortgage Loans                        2,001               454             2,455
  Home Equity Mortgage Loans                     1,003               173             1,176
  30 Year Maturity Mortgage Loans                   87                11                98
Ending # of Mortgage Loans                       3,082               633             3,715
  High LTV Mortgage Loans                        1,994               450             2,444
  Home Equity Mortgage Loans                     1,001               172             1,173
  30 Year Maturity Mortgage Loans                   87                11                98
Weighted Average Mortgage Interest Rate        12.328%           12.000%           12.256%


PREFUNDING ACCOUNT SUMMARY
Beginning Account Balance                23,184,673.36      7,043,066.05     30,227,739.41
Reinvestment Earnings                        97,111.44         29,500.62        126,612.06
Less:
 Subsequent Mortage Loans Purchased               0.00              0.00              0.00
 Transfers to the Capitalized Int Acct       97,111.44         29,500.62        126,612.06
Ending Account Balance                   23,184,673.36      7,043,066.05     30,227,739.41


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginnig Account Balance                                                        578,109.94
Reinvestment Earnings                                                             1,329.97
Transfers from Prefunding Account                                               126,612.06
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                          706,051.97



DELINQUENCY SUMMARY
                                               30+ Days           60+ Days          90+ Days         REO
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           25                 3                 1             0
  Home Equity Mortgage Loans                         8                 1                 0             0
  30 Year Maturity Mortgage Loans                    3                 0                 1             0
 Total Group I                                      36                 4                 2             0

 Group II
  High LTV Mortgage Loans                            2                 1                 1             0
  Home Equity Mortgage Loans                         0                 1                 0             0
  30 Year Maturity Mortgage Loans                    1                 0                 0             0
 Total Group II                                      3                 2                 1             0

Total Group I and Group II
  High LTV Mortgage Loans                           27                 4                 2             0
  Home Equity Mortgage Loans                         8                 2                 0             0
  30 Year Maturity Mortgage Loans                    4                 0                 1             0
Grand Total                                         39                 6                 3             0


Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                   679,476.87         97,672.51         37,053.21          0.00
  Home Equity Mortgage Loans                207,810.82         17,000.00              0.00          0.00
  30 Year Maturity Mortgage Loans           511,306.78              0.00        186,018.61          0.00
 Total Group I                            1,398,594.47        114,672.51        223,071.82          0.00

 Group II
  High LTV Mortgage Loans                   374,001.39         19,370.95         49,948.27          0.00
  Home Equity Mortgage Loans                      0.00         75,000.00              0.00          0.00
  30 Year Maturity Mortgage Loans            33,000.00              0.00              0.00          0.00
 Total Group II                             407,001.39         94,370.95         49,948.27          0.00

Total Group I and Group II
  High LTV Mortgage Loans                 1,053,478.26        117,043.46         87,001.48          0.00
  Home Equity Mortgage Loans                207,810.82         92,000.00              0.00          0.00
  30 Year Maturity Mortgage Loans           544,306.78              0.00        186,018.61          0.00
Grand Total                               1,805,595.86        209,043.46        273,020.09          0.00